The Princeton Review, Inc. Investor Presentation January 2010 Exhibit 99.1

All statements in this presentation that are not historical are forward-
looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934. Such forward-looking statements may be identified by words such as "believe," "intend," "expect," "may," "could," "would,"
"will," "should," "plan," "project," "contemplate," "anticipate," or similar statements. Because these statements reflect The Princeton Review's current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Princeton Review's actual results could differ materially from those anticipated in these forward-
looking statements as a result of many factors, including, but not limited to, demand for the company's products and services; the company's ability to compete effectively and adjust to rapidly changing market dynamics;
the timing of revenue recognition from significant contracts with schools and school districts; market acceptance of the company's newer products and services; continued federal and state focus on assessment and remediation in K-12 education; and the other factors described under the caption "Risk Factors" in The Princeton Review's most recent Forms 10-
K and 10-Q filed with the Securities and Exchange Commission. The
Princeton Review undertakes no obligation to update publicly any forward-looking statements contained in this presentation.

3 Presenting Management Michael Perik President and Chief Executive Officer Stephen Richards Chief Operating Officer and Chief Financial Officer

The Princeton Review

The Princeton Review

The Princeton Review
Cracking the
LSAT
Proven techniques from the test-prep experts
The Princeton Review
Cracking the
GRE
Proven techniques from the test-prep experts
The Princeton Review
Cracking the
GMAT
Proven techniques from the test-prep experts
The Princeton Review
Cracking the
ACT
Proven techniques from the test-prep experts
The Princeton Review
Cracking the
AP
CALCULUS
AB & BC Exams
Proven techniques from the test-prep experts
The Princeton Review
Cracking the
SAT
Proven techniques from the test-prep experts

The Princeton Review
Test Preparation
•
Provides live and online college and graduate school test
preparation and private tutoring
•
Offers comprehensive resources to students and parents on
higher education
•
Partners with schools to assist in college readiness, test
prep, and career planning services
•
169 print and digital publications and a free website

Penn Foster
• 134,000 active enrollments
• 108 career programs (64
diplomas and 44 certificates)
• Program focus:  Allied Health,
Business, Technology & Trade
• Regionally and Nationally
accredited
• 37,000 active enrollments
• 21 associate degrees and two
bachelor’s degrees
• Program focus: Business,
Healthcare and Education
• Nationally accredited
• 52,000 active enrollments
• Three diploma tracks
–
General Education
–
Healthcare Career
–
Virtual High School
• Regionally and Nationally
accredited
•
One of the oldest, largest and most recognized online career education providers in the world
•
Operates three educational institutions serving more than 223,000 students in over 150 countries
•
Unique online academic model
•
Academic institutions leverage a highly scalable, in-house industry-leading enrollment and student services infrastructure
Information as of June 2009

Company Highlights
•
Scaled platform provides comprehensive educational offerings covering the post-
secondary and test-preparation markets
•
Focus on affordable and accessible education, with proven results, addresses large, unmet online market demand
•
The Princeton Review and Penn Foster brands are two of the most widely recognizable education brands in the world
•
Significant opportunity remains in turnaround of legacy business and integration of Penn
Foster acquisition
•
Attractive growth initiatives include both organic and external opportunities
•
Cost-efficient business model is highly leveragable with strong revenue visibility, free cash flow generation, and free of Title IV regulation
•
Deep and experienced management team ready to execute its plan and take The
Princeton Review to the next level

The Princeton Review

The Princeton Review

The Princeton Review	The Princeton Review	Penn Foster Career School	Penn Foster High School	Penn Foster College

Scaled Platform With Diversified
Educational Offering
108 programs
134,000 active students
23 degree programs
37,000 active students
Three diploma tracks
52,000 active students
Consumer
100,000 students
Test Prep
Publishing/
Admissions
169 titles

Providing Accessible and
Affordable Career Education
Penn Foster Addresses Market Demands
Quality
•
Regional and national accreditation
•
Programs address relevant 21st-
century skills
Accessible
Affordable
Outcomes
•
Asynchronous, self-paced
•
100% online
•
Priced well below competitors
•
Flexible payment options
•
Immediate return on investment
•
High student satisfaction rates

The Princeton Review

PENN FOSTER

NLC National Labor College

rd
Announced
Partnership with the AFL-CIO
National Labor College
High quality online platform
Industry-leading infrastructure enables low student
acquisition costs and efficient student servicing
Proven model with other 3 party institutions
Only accredited higher education institution devoted
exclusively to union leaders, members and activists
Regional accreditation (Middle States)
Access to 11.5 million AFL-CIO members and their families
“College for Working Families”
Target 11.5 million potential students at low student
acquisition costs
Offer affordable and accessible associate and full degree
programs that are 100% online
Regional accreditation

The Princeton Review
Growth Initiatives
Market Share Expansion Expansion Into New Segments
Growth In Institutional Business Untapped Geographies
• Approximately 12% of business today
• Large district level test prep contracts had not been
prior strategic focus
• Increased focus on college readiness at district level
throughout the country
• Developed targeted sales effort; several 2008 wins
indicative of larger opportunity
Low
High
TPR Center
Prep
Population
Key
Currently cover 70% of geographic footprint opportunity
Entry into lower
priced segments
can expand market
opportunity
Reasonable
market share
gain
assumptions
deliver 30%
more revenue
over long term
26%
10%
5%
0%
5%
10%
15%
20%
25%
30%
20% of
Sites with
Highest Shares
Middle 60%
of Markets
20% of
Sites with
Lowest Shares
> $1,000
Price Point
45%
$500 - $999
Price Point
21%
< $500
Price Point
34%

Penn Foster
Growth Initiatives
• Pursue partnerships with top-
100 U.S. school districts
–
Launched in 2008
–
Key partnership districts
already under contract
• Introduce specialty diplomas
aimed toward post-secondary
and career readiness
• Acquire a regionally accredited
college and leverage existing
infrastructure
• College redesign to improve
retention
• Introduce additional bachelor’s
and master’s degree programs
• Build, partner or acquire
ground-based allied health
institutes to augment existing
course offering
• Grow and penetrate new
markets
–
Military
–
Community college
–
Workforce development
• Continued optimization of all three schools
–
Increase enrollments through greater market penetration and improved student quality
–
Opportunity to increase pricing without sacrificing enrollment volume
–
Further improve marketing efficiency and retention through continued implementation of process improvement teams

FINANCIAL OVERVIEW

Overview of Financial Model
High revenue
visibility
• Student tuition from test-prep classes and Penn Foster
offerings provide reliable revenue streams
• Free of Title IV regulation (90/10 rule)
Operating leverage &
margin expansion
Strong free cash flow
generation
• Significant synergies between The Princeton Review and
Penn Foster platforms
• Incremental scale leverages infrastructure and fixed costs
–
Brand value and highly integrated student acquisition model
provide low student acquisition costs
–
Partnerships such as National Labor College can provide significant revenue opportunities with low student acquisition costs
• Online and bricks and mortar infrastructure is in-place
• Modest maintenance capital expenditures required

Pro-Forma Segmented Financials
Pro Forma Revenue Breakdown
Historical Revenue
2006 – LTM Sept 2009
2008 Revenue Breakout
Pro forma combined revenue for the LTM period ended September 30, 2009 is $238.9 million, derived from several different revenue streams
$97.2
$110.6
$138.8
$144.9
$75.2
$80.5
$89.4
$94.1
$172.4
$191.1
$228.2
$238.9
$0
$50
$100
$150
$200
$250
2006 2007 2008 LTM
Sept-09
Princeton Review Penn Foster
Test-
Prep
SES
Career
High School
College
$228.2
$0
$50
$100
$150
$200
$250
1

Pro Forma Historical Financials •
Significant revenue and Adjusted EBITDA
growth between 2006 and 2008
–
Revenue CAGR of 15%
–
Adjusted EBITDA CAGR of 158%
–
Adjusted EBITDA margin increase of 11.6%
•
Continued strong performance year-to-date
–
LTM September 2009 Adjusted EBITDA
grew 21.3% over FYE 2008
–
LTM September 2009 Adjusted EBITDA
margin grew 2% points over FYE 2008
Pro forma combined revenue and EBITDA demonstrate strong growth
Note: LTM September 2009 pro forma combined
Adjusted EBITDA includes $1 million of synergies to
be realized within first 30 days post-close
Strong Historical Performance
$172.4
$191.1
$228.2
$238.9
$4.2
$9.1
$28.2
$34.2
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$0
$50
$100
$150
$200
$250
$300
2006 2007 2008 LTM
Sept-09
Revenue Pro Forma EBITDA
Please see Appendix for definition of Adjusted EBITDA

Company Highlights
•
Scaled platform provides comprehensive educational offerings covering the post-
secondary and test-preparation markets
•
Focus on affordable and accessible education, with proven results, addresses large, unmet market demand
•
The Princeton Review and Penn Foster brands are two of the most widely recognizable education brands in the world
•
Significant opportunity remains in turnaround of legacy business and integration of Penn
Foster acquisition
•
Attractive growth initiatives include both organic and external opportunities
•
Cost-efficient business model is highly leveragable with strong revenue visibility, free cash flow generation, and free of Title IV regulation
•
Deep and experienced management team ready to execute its plan and take The
Princeton Review to the next level

17 APPENDIX APPENDIX

Use of Non-GAAP Measures
Use of Non-GAAP measures
•
In this presentation, The Princeton Review (the “Company”) discussed Adjusted EBITDA, a non-GAAP (Generally Accepted
Accounting Principles) financial measure.  The Company defines Adjusted EBITDA as income from continuing operations before income taxes, interest income and expense and depreciation, amortization, restructuring and acquisition expenses and, with respect to
Penn Foster, expenses and fees paid to or on behalf of prior shareholders. We believe that these measures can facilitate operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in tax positions, capital structures (affecting interest expense), the lives, methods and purchase accounting impact on fixed and intangible assets (affecting depreciation and amortization expense) and one-time charges not expected to reoccur in the future. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our profitability or liquidity. Adjusted EBITDA has limitations as an analytical tool, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•
Adjusted EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;
•
Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•
Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;
•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
•
Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
•
The Company is unable to furnish a reconciliation of  EBITDA or Adjusted EBITDA to  the most  comparable GAAP financial measures at this time because  financial statements  containing such measures  have not yet been prepared.  The Company intends to file
pro-forma financial information prepared in accordance with GAAP on Form 8-K on or before February 22, 2010.   This pro-forma
financial information will contain comparable GAAP financial measures.

19